EXHIBIT 99.1

    Accrued Interest Date:                            Collection Period Ending:
    27-Mar-06                                                        31-Mar-06

    Distribution Date:     BMW Vehicle Owner Trust 2004-A             Period #
    25-Apr-06              ------------------------------                   23


    --------------------------------------------------------------------------------------------------------------------------------

    BALANCES
    --------------------------------------------------------------------------------------------------------------------------------

                                                                                 Initial               Period End
        Receivables                                                       $1,500,120,934             $507,847,202
        Reserve Account                                                       $9,683,915               $8,829,891
        Yield Supplement Overcollateralization                               $10,287,158               $3,281,217
        Class A-1 Notes                                                     $313,000,000                       $0
        Class A-2 Notes                                                     $417,000,000                       $0
        Class A-3 Notes                                                     $470,000,000             $214,732,209
        Class A-4 Notes                                                     $256,312,000             $256,312,000
        Class B Notes                                                        $33,521,000              $33,521,000

    CURRENT COLLECTION PERIOD
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Receivables Outstanding                                   $542,118,401
        Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                Receipts of Scheduled Principal                              $20,796,916
                Receipts of Pre-Paid Principal                               $12,911,349
                Liquidation Proceeds                                            $539,906
                Principal Balance Allocable to Gross Charge-offs                 $23,029
            Total Receipts of Principal                                      $34,271,200

            Interest Distribution Amount
                Receipts of Interest                                          $2,058,030
                Servicer Advances                                                     $0
                Reimbursement of Previous Servicer Advances                     ($22,514)
                Accrued Interest on Purchased Receivables                             $0
                Recoveries                                                       $20,072
                Net Investment Earnings                                          $33,986
            Total Receipts of Interest                                        $2,089,574

            Release from Reserve Account                                              $0

        Total Distribution Amount                                            $36,337,745

        Ending Receivables Outstanding                                      $507,847,202

    SERVICER ADVANCE AMOUNTS
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Unreimbursed Previous Servicer Advance                 $459,535
        Current Period Servicer Advance                                               $0
        Current Reimbursement of Previous Servicer Advance                      ($22,514)
        Ending Period Unreimbursed Previous Servicer Advances                   $437,021

    COLLECTION ACCOUNT
    --------------------------------------------------------------------------------------------------------------------------------

        Deposits to Collection Account                                       $36,337,745
        Withdrawals from Collection Account
            Servicing Fees                                                      $451,765
            Class A Noteholder Interest Distribution                          $1,262,662
            First Priority Principal Distribution                                     $0
            Class B Noteholder Interest Distribution                             $98,328
            Regular Principal Distribution                                   $34,046,196
            Reserve Account Deposit                                                   $0
            Unpaid Trustee Fees                                                       $0
            Excess Funds Released to Depositor                                  $478,794
        Total Distributions from Collection Account                          $36,337,745


                                       1

    EXCESS FUNDS RELEASED TO THE DEPOSITOR
    --------------------------------------------------------------------------------------------------------------------------------
            Release from Reserve Account                               $595,808
            Release from Collection Account                            $478,794
        Total Excess Funds Released to the Depositor                 $1,074,602

    NOTE DISTRIBUTION ACCOUNT
    --------------------------------------------------------------------------------------------------------------------------------

        Amount Deposited from the Collection Account                $35,407,186
        Amount Deposited from the Reserve Account                            $0
        Amount Paid to Noteholders                                  $35,407,186

    DISTRIBUTIONS
    --------------------------------------------------------------------------------------------------------------------------------


        Monthly Principal Distributable Amount                  Current Payment      Ending Balance     Per $1,000      Factor
        Class A-1 Notes                                                      $0                  $0          $0.00       0.00%
        Class A-2 Notes                                                      $0                  $0          $0.00       0.00%
        Class A-3 Notes                                             $34,046,196        $214,732,209         $72.44      45.69%
        Class A-4 Notes                                                      $0        $256,312,000          $0.00     100.00%
        Class B Notes                                                        $0         $33,521,000          $0.00     100.00%

        Interest Distributable Amount                           Current Payment          Per $1,000
        Class A-1 Notes                                                      $0               $0.00
        Class A-2 Notes                                                      $0               $0.00
        Class A-3 Notes                                                $553,532               $1.18
        Class A-4 Notes                                                $709,130               $2.77
        Class B Notes                                                   $98,328               $2.93


    CARRYOVER SHORTFALLS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                        Prior
                                                                   Period Carryover     Current Payment     Per $1,000
        Class A-1 Interest Carryover Shortfall                               $0                  $0             $0
        Class A-2 Interest Carryover Shortfall                               $0                  $0             $0
        Class A-3 Interest Carryover Shortfall                               $0                  $0             $0
        Class A-4 Interest Carryover Shortfall                               $0                  $0             $0
        Class B Interest Carryover Shortfall                                 $0                  $0             $0


    RECEIVABLES DATA
    --------------------------------------------------------------------------------------------------------------------------------

                                                               Beginning Period       Ending Period
        Number of Contracts                                              39,454              38,621
        Weighted Average Remaining Term                                   29.81               28.86
        Weighted Average Annual Percentage Rate                           4.62%               4.62%

        Delinquencies Aging Profile End of Period                 Dollar Amount          Percentage
            Current                                                $463,159,440              91.20%
            1-29 days                                               $34,950,308               6.88%
            30-59 days                                               $7,426,979               1.46%
            60-89 days                                               $1,092,602               0.22%
            90-119 days                                                $461,099               0.09%
            120-149 days                                               $756,773               0.15%
            Total                                                  $507,847,202             100.00%
            Delinquent Receivables +30 days past due                 $9,737,453               1.92%


                                       2

        Write-offs
            Gross Principal Write-Offs for Current Period                      $23,029
            Recoveries for Current Period                                      $20,072
            Net Write-Offs for Current Period                                   $2,957

            Cumulative Realized Losses                                      $4,788,351


        Repossessions                                                    Dollar Amount               Units
            Beginning Period Repossessed Receivables Balance                $1,262,687                  71
            Ending Period Repossessed Receivables Balance                   $1,118,484                  64
            Principal Balance of 90+ Day Repossessed Vehicles                 $176,953                  14



    YIELD SUPPLEMENT OVERCOLLATERALIZATION
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                                    $3,506,221
        Beginning Period Amount                                             $3,506,221
        Ending Period Required Amount                                       $3,281,217
        Current Period Release                                                $225,004
        Ending Period Amount                                                $3,281,217
        Next Distribution Date Required Amount                              $3,063,769

    RESERVE ACCOUNT
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                                    $9,425,700
        Beginning Period Amount                                             $9,425,700
        Net Investment Earnings                                                $33,986
        Current Period Deposit                                                      $0
        Current Period Release to Collection Account                                $0
        Current Period Release to Depositor                                   $595,808
        Ending Period Required Amount                                       $8,829,891
        Ending Period Amount                                                $8,829,891


                                       3